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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                             CURRENT REPORT PURSUANT

                          TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): November 4, 2004


                                NATCO Group Inc.
             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                  001-15603                22-2906892
        (State of                 (Commission              (IRS Employer
       Incorporation)             File Number)           Identification No.)


            2950 North Loop West, 7th Floor
                   Houston, Texas                        77092
       (Address of Principal Executive Offices)        (Zip Code)


       Registrant's Telephone Number, Including Area Code: (713) 683-9292

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 4, 2004, NATCO Group Inc. issued a press release announcing its financial and operating results for the third quarter of 2004, and revised its prior guidance for 2004. This press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and its contents are incorporated by reference into this report.

         In accordance with Regulation G, we have presented within this press release certain non-GAAP financial measures that are identified and reconciled to the most directly comparable financial measure in tabular form, and have provided a statement from our management disclosing the purpose of using these non-GAAP financial measures.

SECTION 7 - REGULATION FD

ITEM 7.01     REGULATION FD DISCLOSURE.

         In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

         NATCO Group held a conference call on its third quarter earnings on November 4, 2004. Interested parties will be able to access the call by visiting the Investor Relations section of our web site at: http://www.natcogroup.com.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         99.1     Press Release, dated November 4, 2004



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2004
                                           NATCO Group Inc.



                                           By: /s/ Richard W. FitzGerald
                                               ---------------------------------
                                               Richard W. FitzGerald
                                               Senior Vice President and
                                               Chief Financial Officer


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                                 EXHIBIT INDEX


       Exhibit
       Number           Description
       -------          -----------

        99.1            Press Release, dated November 4, 2004